UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2026

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street

Suite 3-400

Newton, Massachusetts 02466

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 16, 2026, Global Partners LP (the “Partnership”), as guarantor, and certain of its subsidiaries, as borrowers, entered into the Twelfth Amendment to Third Amended and Restated Credit Agreement and Joinder (the “Twelfth Amendment”), which further amends the Third Amended and Restated Credit Agreement dated April 25, 2017 (as amended prior to the Twelfth Amendment, the “Existing Credit Agreement” and as amended through the Twelfth Amendment, the “Credit Agreement”). The Twelfth Amendment amends certain terms and provisions of the Existing Credit Agreement to, among other things, (i) extend the maturity date of the credit facility from March 20, 2028 to October 16, 2031, (ii) maintain each of the $1.0 billion Aggregate WC Commitment (as defined in the Credit Agreement) and the $500 million Aggregate Revolver Commitment (as defined in the Credit Agreement) and reduce the previously extended Aggregate WC Interim Commitment (as defined in the Credit Agreement) to $0, and (iii) assign all or a portion of certain lenders’ Loans and Commitments under the Credit Agreement to certain other new and/or existing Lenders that wish to assume such Loans and Commitments. Capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Credit Agreement.

The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the Twelfth Amendment. A copy of the Twelfth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Twelfth Amendment under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
10.1#	Twelfth Amendment to Third Amended and Restated Credit Agreement and Joinder, dated October 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#     Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: October 16, 2026	By:	/s/ Kristin K. Seabrook
Kristin K. Seabrook
Chief Legal Officer and Secretary